Exhbit 10.1

                                                                     [Execution]

                                 AMENDMENT NO. 6
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                                           As of October 6, 2006

Wachovia Bank, National Association
110 East Broward Boulevard
Suite 2050
Fort Lauderdale, Florida 33301
Attention:  Portfolio Manager

            Re:   Loan and Security Agreement, dated October 11, 2000, as
                  Amended

Ladies and Gentlemen:

      Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Southern) ("Lender"), Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC ("Valentec"), Safety Components Fabric Technologies, Inc. ("SCFT"), Automotive Safety Components International, Inc. ("Automotive International"), Automotive Safety Components International GmbH & Co. KG ("German Borrower"), Automotive Safety Components International Limited ("UK Borrower" and together with Valentec, SCFT, Automotive International and German Borrower, individually each a "Borrower" and collectively, "Borrowers"), Safety Components International, Inc. ("Safety"), ASCI Holdings Germany (DE), Inc. ("ASCI Germany"), ASCI Holdings U.K. (DE), Inc. ("ASCI UK"), ASCI Holdings Mexico (DE), Inc. ("ASCI Mexico"), ASCI Holdings Czech (DE), Inc. ("ASCI Czech"), Automotive Safety Components International, S.A. de C.V. ("Automotive Safety Mexico") and Automotive Safety Components International s.r.o. ("Automotive Safety Czech" and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a "Guarantor" and collectively, "Guarantors") have entered into financing arrangements pursuant to which Lender has made and may, subject to certain terms and conditions, hereafter make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated November 2, 2001, Amendment No. 2 to Loan and Security Agreement, dated October 11, 2002, Amendment No. 3 and Consent to Loan and Security Agreement, dated October 8, 2003, Amendment No. 4 to Loan and Security Agreement, dated as of July 20, 2004, and Amendment No. 5 and Consent to Loan and Security Agreement, dated October 1, 2004 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

      Borrowers and Guarantors have requested that Lender agree to amend the Loan Agreement to, among other things, (i) extend the maturity date of the Loan Agreement and (ii) increase the amount of certain intercompany loans permitted to be made thereunder.

      Lender is willing to agree to such requests subject to the terms and conditions contained herein.

      In consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments.

            (a) Loans, Investments and Guarantees. Section 9.10(m)(viii) of the Loan Agreement is hereby amended by deleting $10,000,000" and replacing it with "$20,000,000."

            (b) Term. Section 12.1(a) of the Loan Agreement is hereby amended by deleting "ending on October 8, 2006" and replacing it with "ending on October 8, 2008."

            (c) Early Termination Fee. Section 12.1(c)(iii) of the Loan Agreement is hereby amended by (i) deleting "From October 8, 2005 to June 29, 2006 or if the term of this Agreement is extended, at any time prior to the one hundredth day before the end of the then current term" and replacing it with "From October 8, 2005 to June 29, 2006."

      2. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to
Borrowers:

            (a) neither the execution and delivery of this Amendment, or the documents, agreements or instruments executed or delivered in connection therewith or related thereto (collectively, together with this Amendment, the "Amendment Documents") nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries, or conflict with or result in the breach of, or constitutes a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation, Certificate of

Formation, Operating Agreement or By-Laws (or similar organizational documents) of any Borrower or Guarantor;

            (b) the Amendment Documents have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective equity holders, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against such entities in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors' rights generally and by general equitable principles;

            (c) no consent, approval or other action of, or filing with or notice to any Governmental Authority is required in connection with the execution, delivery and performance of any of the Amendment Documents by any Borrower or Guarantor;

            (d) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

            (e) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

      3. Conditions Precedent. The amendments set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

            (a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

            (b) all requisite corporate action and proceedings in connection with this Amendment and the other Amendment Documents shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

            (c) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing; and

            (d) Lender shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment or any of the other Amendment Documents, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in form and substance satisfactory to Lender.

      4. Covenant. Borrowers and Guarantors shall, on or before January 1, 2007, deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

            (a) an amendment to the Mortgage made by SCFT, duly authorized, executed and delivered by SCFT; and

            (b) updated endorsements to the existing title insurance policy or new title insurance policy issued by Chicago Title Insurance Corporation acceptable to Lender (i) insuring the priority and amount of the Mortgage made by SCFT, as amended, and (ii) containing any legally available endorsements, assurance or affirmative coverage requested by Lender for protection of its interests.

      5. General.

            (a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

            (b) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

            (c) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).

            (d) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment contained herein shall not be construed to constitute an amendment to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment. The Loan Agreement and this Amendment shall be read and construed as one agreement.

            (e) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

                                  SAFETY COMPONENTS FABRIC
                                  TECHNOLOGIES, INC.


                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


                                  AUTOMOTIVE SAFETY COMPONENTS
                                  INTERNATIONAL, INC.

                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


                                  AUTOMOTIVE SAFETY COMPONENTS
                                  INTERNATIONAL GmbH & CO. KG


                                  By: /s/ Uwe Zimmerman  /s/ Hanno Hildebrandt
                                     -------------------------------------------

                                  Title:   GM                        GM 25.9.6
                                        ----------------------------------------


                                  AUTOMOTIVE SAFETY COMPONENTS
                                  INTERNATIONAL LIMITED


                                  By:      /s/ Stephen B. Duerk
                                     -------------------------------------------

                                  Title:   Director
                                        ----------------------------------------


                                  VALENTEC WELLS, LLC (formerly known
                                  as Valentec International Corporation, LLC)

                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                  SAFETY COMPONENTS INTERNATIONAL, INC.


                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


                                  ASCI HOLDINGS GERMANY (DE), INC.

                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


                                  ASCI HOLDINGS U.K. (DE), INC.

                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


                                  ASCI HOLDINGS MEXICO (DE), INC.

                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------

                                  ASCI HOLDINGS CZECH (DE), INC.

                                  By:      /s/ Vick Crowley

                                  Title:   Treasurer
                                        ----------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                  AUTOMOTIVE SAFETY COMPONENTS
                                  INTERNATIONAL, S.A. de C.V.


                                  By:      /s/ Vick Crowley
                                     -------------------------------------------

                                  Title:   Treasurer
                                        ----------------------------------------


                                  AUTOMOTIVE SAFETY COMPONENTS
                                  INTERNATIONAL S.R.O.

                                  By:      /s/ Luvos Vasicek 25.09.2006
                                     -------------------------------------------

                                  Title:   Managing Director
                                        ----------------------------------------

AGREED:


WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation
(Southern)


By:      /s/ Daniel Cott
   -------------------------------------------

Title:   Managing Director
      ----------------------------------------